Exhibit 99.1




June 6, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Dear Sir/Madam,

We have read Item 4.02 included in Form 8-K, dated June 2, 2006, of Scores Holding Company, Inc. and are in agreement with the statements contained therein.

Regards,

/s/ Sherb & Co., LLP
Certified Public Accountants